EXHIBIT 10.2

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED BY MARKING SUCH PORTIONS WITH ASTERISKS (THE "MARK"). THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION WITHOUT THE MARK PURSUANT TO THE COMPANY'S APPLICATION REQUESTING CONFIDENTIAL TREATMENT.


                          LICENSE AND SUPPLY AGREEMENT

     This License and Supply Agreement (this "Agreement") is entered as of the Effective Date, by and between ADVANCED TISSUE SCIENCES, INC., a Delaware corporation ("ATS"), and BIOZHEM COSMECEUTICALS INC., A TEXAS CORPORATION ("Buyer").

     WHEREAS, ATS is a leading tissue engineering company engaged in the development of human-based tissue products for therapeutic applications;

     WHEREAS, certain of the living cells cultured by ATS produce a nutrient solution (the "ATS Nutrient Solution," as more specifically described in Exhibit
                                                                         -------
A hereto);
-

     WHEREAS, Buyer wishes to obtain exclusive rights to use the ATS Nutrient Solution in Buyer's skin care products for sales in the Marketplace (as defined below), and ATS is willing to grant such rights to Buyer and to supply Buyer with ATS Nutrient Solution pursuant to the terms and conditions of this Agreement;

     WHEREAS, in connection with this Agreement, Buyer is issuing ATS a warrant to purchase [**] of its shares of Common Stock outstanding as of the Effective Date (subject to certain adjustments) at a [**

              ] pursuant to a Warrant to Purchase Common Stock of even date herewith substantially in the form of Exhibit C attached hereto;
                                      ---------

     WHEREAS, in connection with this Agreement, Buyer and ATS are entering into the Investor Rights Agreement of even date herewith substantially in the form of Exhibit D attached hereto, which provides for, among other things, ATS's
---------
registration rights; and

     NOW, THEREFORE, in consideration of the foregoing premises and the terms, covenants and conditions set forth herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, ATS and Buyer agree as follows:

1.   DEFINITIONS
     -----------

     1.1 "ATS Nutrient Solution" has the meaning set forth in the Recitals above.

     1.2 "ATS Patent Right(s)" means those certain inventions described in claims of those patents set forth on attached Exhibit 1.2 or an amendment, equivalent, counterpart, reissue, extension or continuation (including, without limitation, a continuation-in-part or a subdivision) of the foregoing Patent(s).

     1.3 "Affiliate" means any company owned or controlled to the extent of at least fifty percent (50%) of its issued and voting capital by a party to this Agreement and any other company so owned or controlled (directly or indirectly) by any such company or the owner of any such company.

     1.4 "Agreement" means this License and Supply Agreement, as amended from time to time.

     1.5 "Buyer Product(s)" means Buyer's branded skin care products, including lip gloss and nail care products, but excluding any of Buyer's hair care and hair growth product(s).

     1.6 "Contract Year" shall be a twelve month period commencing on April 1st of any year the Agreement is in effect. The First Contract Year is the period from April 1, 2001 until March 31, 2002.

     1.7 "Delivery Date" means an acknowledged and confirmed date for which delivery of ATS Nutrient Solution is properly requested in a purchase order.

     1.8 "Effective Date" shall be September 25, 2000.

     1.9 "FDA" means the United States Food and Drug Administration or any successor agency or authority, the approval of which is required to market healthcare products in the United States.

     1.10 "First Commercial Sale" means the first commercial sale by Buyer or its sublicensees (if any) of a Licensed Product.

     1.11 "Gross Sales" means, with respect to a Licensed Product, the gross amount invoiced by Buyer to unrelated third parties for the Licensed Product, without deduction, except for customer returns. Such amounts shall be determined from the books and records of Buyer which shall be maintained in accordance with generally accepted accounting principles.

     1.12 "Intellectual Property Rights" means Patent rights, copyrights, trade secret rights and all other intellectual property rights of any sort.

     1.13 "Inventions" means all inventions, discoveries, improvements or other technology conceived or reduced to practice during the term of this Agreement solely or jointly by employees or others acting on behalf of Buyer or ATS or their Affiliates to the extent relating to the ATS Nutrient Solution, the Manufacturing Know-How or any improvements thereto.

     1.14 "Licensed Product" means any Buyer Product which incorporates the ATS Nutrient Solution (in any concentration quantity), or if it does not contain ATS Nutrient Solution, the manufacture or use of which would infringe an ATS Patent Right.

     1.15 "Manufacturing Know-How" shall mean all information, techniques, practices, methods, knowledge, skill and data, which are not generally known including, but not limited to, a proprietary "trade secret" or other Intellectual Property Right, whether or not patentable or copyrightable, relating to or useful for the production, assembly, manufacture, storage and/or transport of the ATS Nutrient Solution.

     1.16 "Marketplace" means the [**       ] direct response market of sales of
Buyer Product(s) to end consumers by telephone (including Buyer infomercials and televised shopping channels), through Buyer-branded or co-branded World Wide Web site(s), and Buyer-branded stores and kiosks. For purposes of clarity and without expanding the foregoing, "Marketplace" shall not include mass market retail, physician offices, spas, or any rights outside the Marketplace.

     1.17 "Patent(s)" means all patents, both foreign and domestic (including without limitation, all substitutions, extensions, reissues, renewals, reexaminations, patents of addition, supplementary protection certificates and inventors' certificates thereof), and all patent applications (including provisional applications, divisions, continuations and continuations-in-part), heretofore or hereafter filed or having any legal force in any country, together with any patents that have issued or in the future issue therefrom, owned, in whole or in part, by ATS, or licensed by ATS (with the right to disclose and sublicense), which cover the ATS Nutrient Solution.

2.   LICENSES
     --------

     2.1 License Grant. Subject to the terms and conditions of this Agreement,
         -------------
ATS hereby grants to Buyer, under ATS's Intellectual Property Rights, an
exclusive (subject to Section 5.3.1 of this Agreement), [**      ], license to
(i) use, sell, offer for sale, market and distribute the ATS Nutrient Solution only as incorporated into a Licensed Product and only to customers within and for use within the Marketplace, and (ii) use and modify the ATS Nutrient Solution for development activities solely in connection with the Marketplace. The foregoing license will only be sublicensable with ATS's prior approval. This Agreement will not prevent ATS from licensing the ATS Nutrient Solution for use
and sale [**       ] the Marketplace. Nothing herein shall be construed as
limiting in any manner ATS's marketing, distribution, development or licensing activities or ATS's appointment of other dealers, distributors, licensees or agents for sale or use of the ATS Nutrient Solution or other ATS products
[**       ] the Marketplace.

     2.2 Improvements. Buyer agrees to promptly disclose any modification or
         ------------
improvement to the ATS Nutrient Solution made or developed before the termination of this Agreement. Any such modification or improvement shall only be incorporated into the ATS Nutrient Solution for purposes of this Agreement with the prior written consent of ATS, which consent ATS may withhold in its sole discretion.

     2.3 Concentration of ATS Nutrient Solution. ATS shall maintain the right,
         --------------------------------------
in its sole discretion, to lower the concentration of the ATS Nutrient Solution licensed and supplied to Buyer hereunder (the Concentration") prospectively; [**

                                                       ]. In addition, no other
retail or mass market licensee of ATS Nutrient Solution shall be allowed to use a [**
                 ]

3.   SALE AND PURCHASE OF ATS NUTRIENT SOLUTION
     ------------------------------------------

     3.1 Sale and Purchase. ATS, within the limitations contained in this
         -----------------
Section 3, agrees to use reasonable commercial efforts to sell to Buyer such quantities of ATS Nutrient Solution as Buyer may require. Subject to the provisions of Section 7 hereof, so long as this Agreement shall remain in effect, Buyer agrees to satisfy solely through Buyer's purchase of the ATS Nutrient Solution under this Agreement, 100% of Buyer's and Buyer's sublicensees' (if any) requirements of the ATS Nutrient Solution. It is understood that ATS shall have the right in connection with supply hereunder to contract with respect to the manufacture of the ATS Nutrient Solution with such third parties as ATS deems advisable in its sole discretion; provided, however,
that ATS [**                         ]

     3.2 Quantity; Forecasts.
         -------------------

         3.2.1 With respect to the purchase of the ATS Nutrient Solution under this Section 3, Buyer shall deliver to ATS as soon as practical a forecast of Buyer's quantity requirements for the ATS Nutrient Solution for the calendar quarter in which the First Commercial Sale is projected to occur and, at least one (1) full calendar quarter prior to the calendar quarter in which the First Commercial Sale is projected to occur, Buyer's firm purchase order and Delivery Dates for the ATS Nutrient Solution for such calendar quarter, which shall be subject to acceptance by ATS, which acceptance shall not be unreasonably withheld, and a good faith forecast of its quantity requirements for the ATS Nutrient Solution for the next three (3) calendar quarters, provided that no forecasts or purchase orders need be given for any period after the term of this Agreement. Beginning on January 1, 2002, Buyer shall deliver to ATS at or prior to the end of each calendar quarter, Buyer's firm purchase order and Delivery Date for the ATS Nutrient Solution for the next calendar quarter following such calendar quarter, which shall be subject to acceptance by ATS, which acceptance shall not be unreasonably withheld, and a good faith forecast of its quantity requirements for the ATS Nutrient Solution for the next three (3) calendar quarters. If a required forecast or purchase order for a quarter is not timely submitted for the ATS Nutrient Solution, the immediately preceding forecast for that quarter shall become the new forecast or purchase order; if there is no preceding forecast for a quarter, the forecast or purchase order for the immediately preceding quarter shall become the forecast or purchase order.

         3.2.2 After the second Contract Year, for each quarterly forecast of ATS Nutrient Solution, the amount of any ATS Nutrient Solution forecasted for delivery in the first of the three (3) calendar quarters forecasted shall not be less then seventy percent (70%) nor more than one hundred thirty percent (130%) of the most recent previous forecast for such quarter. In addition, no firm purchase order for a particular quarter shall cover an amount of ATS Nutrient Solution more than twenty- five percent (25%) larger or smaller than the amount of the ATS Nutrient Solution ordered for the previous quarter.

         3.2.3 The total amount of the ATS Nutrient Solution ordered by Buyer for delivery in any calendar quarter for which a purchase order is required may not be less than seventy-five percent (75%) of Buyer's most recent forecast of its requirements for ATS Nutrient Solution for such quarter. In addition, ATS will not be obligated to supply more than one hundred twenty-five percent (125%) of Buyer's most recent forecast of its requirements for ATS Nutrient Solution for such quarter. If Buyer's ATS Nutrient Solution requirement for any quarter exceeds 125% of Buyer's most recent forecast of its requirements for ATS Nutrient Solution for such calendar quarter, ATS and Buyer will discuss in good faith the additional amount, if any, which ATS is willing to accept to supply consistent with its other obligations and Buyer will adjust its purchase order accordingly. Buyer shall indemnify ATS and reimburse it promptly upon request for all reasonable out-of-pocket costs and expenses, including the cost of carrying increased inventory, to the extent caused by any deviation in order quantities from the limits imposed by the preceding sentence, and ATS will act reasonably to mitigate any such costs and expenses.

         3.2.4 Buyer's forecasts and purchase orders shall reflect its good faith expectations of customer demand and Buyer shall act in a commercially reasonable manner to schedule orders to avoid creating production capacity problems for ATS.

         3.2.5 Notwithstanding the foregoing, in the event that the total aggregate amount of ATS Nutrient Solution for which firm purchase orders have been received by ATS from all of ATS's customers (including Buyer) in any quarter is greater than ATS's available inventory of ATS Nutrient Solution for such quarter, then Buyer shall be entitled only to its pro-rata portion of the available ATS's Nutrient Solution as determined by multiplying the amount of ATS Nutrient Solution for which firm purchase orders have been received by ATS from Buyer for such quarter by a fraction, the numerator of which is the amount of ATS Nutrient Solution for which firm purchase orders have been received by ATS from Buyer for such quarter and the denominator of which is the aggregate total of ATS Nutrient Solution for which firm purchase orders have been received by ATS from all of ATS's customers (including Buyer) for such quarter. During any period that ATS cannot provide the product properly requested by Buyer hereunder, the minimum royalty thresholds will be waived until such capacity limitations have been addressed.

     3.3 Supply Price.
         ------------

         3.3.1 Buyer shall pay to ATS for the ATS Nutrient Solution purchased hereunder the prices set forth in Exhibit C hereto (the "Purchase Price"). The
                                  ---------
supply price specified herein shall be [**

                                                             ]. The Purchase
Price shall be
adjusted upwards or downwards, as the case may be, as of each anniversary of the Effective Date to reflect any change in the cost of the ATS Nutrient Solution to ATS, but in no event shall such increase or decrease be in an amount greater than five percent (5%) of the Purchase Price for the immediately preceding twelve (12) month period. (Unless a greater than 5% decrease was necessary to match the supply price awarded to another non-government vendor). Notwithstanding the foregoing, ATS shall provide to Buyer solely for development
activities hereunder a batch of the ATS Nutrient Solution, [**           ].

     3.4 Delivery.
         --------

         3.4.1 All ATS Nutrient Solution delivered to Buyer shall be F.O.B. ATS's plant or other place of shipment. ATS shall use its commercially reasonable efforts to deliver the ATS Nutrient Solution within seven (7) days of the applicable Delivery Dates and shall assist Buyer in arranging any desired insurance (in amounts that Buyer shall determine) and transportation, via air freight unless otherwise specified in writing, to any destinations specified in writing from time to time by Buyer (subject to Section 10.12). All customs, duties, costs, taxes, insurance premiums and other expenses relating to such transportation and delivery shall be at Buyer's expense.

         3.4.2 ATS shall use packaging methods and containers that are reasonably acceptable to both parties.

     3.5 Rejection of ATS Nutrient Solution in Case of Nonconformity.
         -----------------------------------------------------------

         3.5.1 Buyer may reject any portion of any shipment of ATS Nutrient Solution which is not conforming in all material respects with the description contained in Exhibit A hereto. In order to reject a shipment, Buyer must (i)
             ---------
give notice to ATS of Buyer's intent to reject the shipment within fifteen (15) days of receipt together with a detailed written indication of the reasons for such possible rejection, and (ii) as promptly as reasonably possible thereafter but in any event within an additional thirty (30) days, provide ATS with notice of final rejection and the full basis therefor. After notice of intention to reject is given, Buyer shall cooperate with ATS in determining whether rejection is necessary or justified. If no such notice of intent to reject is timely received by ATS, Buyer shall be deemed to have accepted such shipment of ATS Nutrient Solution.

         3.5.2 On properly rejected ATS Nutrient Solution ATS shall provide replacement ATS Nutrient Solution at the time it is ultimately rejected, provided that if ATS disputes the rejection, replacement shall be made, if at all, at the time the dispute is finally resolved. ATS shall notify Buyer as promptly as reasonably possible whether it accepts Buyer's basis for rejection.

         3.5.3 Buyer shall, upon receipt of ATS's request for return, promptly
dispatch said batch to ATS, [**         ]. If ATS does not request the return to
it of a rejected batch within ninety (90) days of receipt of Buyer's notice of rejection, Buyer shall destroy such batch promptly and provide ATS with certification of such destruction.

     3.6 Buyer's Obligations. Buyer agrees:
         -------------------

         3.6.1 to ascertain and comply with all applicable laws and regulations and standards of industry or professional conduct (including without limitation the FDA and any agency outside of the U.S. which is comparable to the FDA) in connection with the use, distribution or promotion of the ATS Nutrient Solution and Licensed Products, including without limitation, those applicable to exportation, importation, product claims, labeling, approvals, registrations and notifications;

         3.6.2 to use best efforts, at its sole expense, to obtain and maintain any applicable approvals, authorizations, registrations, notifications or the like, in the United States and any countries where such approvals are legally required, by the appropriate governmental entity or entities with regard to manufacturing , marketing, using, selling, pricing, labeling or otherwise promoting or making claims regarding the ATS Nutrient Solution and/or Licensed Products or their uses or reimbursement therefor in the Marketplace; ATS will reasonably cooperate with these efforts. Buyer shall not file any application or document or conduct any study associated with obtaining or maintaining such approvals, authorities, registrations, notifications or the like without ATS's prior written consent. To the extent allowed by law (i) all approvals, authorizations, registrations, notifications and the like (and all documents, applications and information related thereto) and all rights thereunder or thereto relating to the ATS Nutrient Solution shall be solely owned by and in the name of ATS, and (ii) all approvals, authorizations, registrations, notifications, and the like (and all documents, applications and information related thereto) and all rights thereunder or thereto relating to the Licensed Product shall be solely owned by and in the name of Buyer. Buyer will provide ATS with any information regarding the foregoing that ATS may request reasonably (with English translations);

         3.6.3 to immediately notify ATS of any adverse or unexpected results or any actual or potential government action relevant to ATS Nutrient Solution and/or Licensed Products (but in no event later than 24 hours after any such government action) and, if and to the extent requested by ATS in writing, to suspend distribution of the Licensed Product; provided that should the suspension continue for more than thirty (30) days, [**

                 ];

         3.6.4 to keep (and make reasonably available for ATS's use and copying) for five years after termination of this Agreement (or longer if required by applicable law) records of all Licensed Product sales and customers, as available, sufficient to adequately administer a recall of any ATS Nutrient Solution and to cooperate fully in any decision by ATS to recall the ATS Nutrient Solution (by way of recalling the Licensed Product). Notwithstanding the foregoing, Buyer has made ATS aware that Buyer will not receive the customer name from sales derived from third parties such as The Home Shopping Network. In addition ATS represents that it will treat all customer lists provided by Buyer in a confidential manner.

         3.6.5 that upon termination of the license set forth in Section 2.1, if Buyer has any right, title or interest in anything referred to in Sections 3.6.1 or 3.6.2 related to the affected ATS Nutrient Solution it will immediately assign all such right, title and interest to ATS and take all necessary action to ensure that ATS obtains the full benefit thereof or, if ATS so requests in writing with respect to any such item, take any necessary action to surrender and cancel such item and the related rights, title and interest;

         3.6.6 except as limited by applicable law, Buyer shall not knowingly sell the Licensed Product to any third party outside of or for use outside of the Marketplace; and

         3.6.7 to provide to ATS and make available for ATS to use, all clinical and other data generated by Buyer related to the ATS Nutrient Solution and/or Licensed Products, including without limitation, information related to formulations developed by or on behalf of Buyer.

     3.7 ATS's Obligations. ATS agrees:
         -----------------

         3.7.1 to immediately notify Buyer of any actual or potential government action relevant to ATS Nutrient Solution and/or Licensed Product; and

         3.7.2 to provide available data to Buyer related to the ATS Nutrient Solution and to provide for the use of such data by Buyer to the extent the control and use of such data is within ATS's control.

     3.8 Mutual Obligations.
         ------------------

         3.8.1 Buyer and ATS each agree to promptly communicate in writing to the other all information which comes to their respective attentions pertaining to any adverse reactions, product anomalies, stability problems or complaints relative to or having a bearing on the ATS Nutrient Solution and/or Licensed Product sold hereunder (or any constituent components). Buyer and ATS shall each use reasonable commercial efforts to cooperate and to promptly identify and resolve any such problems. In the event of a recall of any batch(s) of any of the Licensed Product solely as a result of deficiencies in the ATS Nutrient
Solution, [**                                    ]. In all other events, [**
                                     ].

         3.8.2 Each party shall maintain in full force and effect all necessary licenses, permits and other authorizations required by law to carry out its duties and obligations under this Agreement. Each party shall comply with all laws, ordinances, rules and regulations (collectively, "Laws") applicable to its activities under this Agreement. Buyer and ATS each shall keep all records and reports required to be kept by applicable Laws. The parties will reasonably cooperate with one another with the goal of ensuring full compliance with Laws, including without limitation providing such letters, documentation and other information on a timely basis as the other party may reasonably require to fulfill its reporting and other obligations under applicable Laws to applicable regulatory authorities. Except for such amounts as are expressly required to be paid by a party to the other under this Agreement, each party shall be solely responsible for any costs incurred by it to comply with its obligations under applicable Laws.

         3.8.3 Buyer and ATS each hereby agrees to use all reasonable efforts to take, or cause to be taken, all actions and to do, or cause to be done, all things necessary or proper to make effective the transactions contemplated by this Agreement, including such actions as may be reasonably necessary to obtain approvals and consents of governmental or other regulatory authorities; provided, however, that no party shall be required to (i) pay money (other than
--------  -------
as expressly required pursuant to this Agreement), or (ii) assume any other material obligation not otherwise required to be assumed by this Agreement.

     3.9 Limitation of Liability. ATS' LIABILITY TO BUYER FOR DAMAGES FROM ANY
         -----------------------
CAUSE OF ACTION WHATSOEVER RELATING TO ATS' AGREEMENT TO SELL TO BUYER SUCH QUANTITIES OF ATS NUTRIENT SOLUTION AS BUYER MAY REQUIRE SHALL BE LIMITED TO THE AMOUNT PAID BY BUYER FOR THE ATS NUTRIENT SOLUTION FOR THE APPLICABLE YEAR.

4.   COMMERCIALIZATION, MARKETING AND PROMOTION
     ------------------------------------------

     4.1 Commercialization. Except as described elsewhere in this Section 4, all
         -----------------
decisions regarding commercialization, including without limitation, pricing and terms of sale with respect to the Licensed Product, shall be determined by Buyer in its sole discretion. Buyer agrees to use reasonable commercial efforts to promote and market the Licensed Product under its license during the term of this Agreement. Buyer acknowledges that its ability to commercialize the Licensed Product is limited to within the Marketplace.

     4.2 Marketing Partners. With ATS's prior written consent, which shall not
         ------------------
be unreasonably withheld, Buyer shall have the right to appoint one or more third-party marketing partners to promote, co-promote, distribute, market or
co-market the Licensed Product within the Marketplace in [**           ]

[**       ].  In the event Buyer appoints a marketing partner, Buyer shall have the right to supply the ATS Nutrient Solution to such partner at such prices as Buyer shall determine; provided, however, that Buyer shall remain fully responsible hereunder.

     4.3 Use of ATS Name. Buyer not use the ATS name or the name of any employee
         ---------------
or representative of ATS without ATS's express prior written approval. Buyer agrees that upon the request of ATS, all packaging and printed promotional material in connection with the Licensed Product shall bear the phrase "Under license from ATS" or other such branding language or marks identified by ATS .

     4.4 Promotional Material. Buyer agrees to deliver to ATS, upon ATS's
         --------------------
request and at [**          ], all advertising, promotional and other printed
materials used in connection with the promotion, marketing and sale of the ATS Nutrient Solution and/or Licensed Product.

5.   PAYMENTS
     --------

     5.1 Milestone Payments. Buyer shall make the following payments to ATS in
         ------------------
cash within thirty (30) days following receipt of notice (in form and content reasonably acceptable to ATS) by ATS of achievement of the following milestones (the "Milestone Payments"):

               5.1.1.1 upon the earlier of (a) Buyer achieving [**
                     ] in cumulative Gross Sales of the Licensed Product or (b)
December 31, 2001, a payment in the amount of [**                            ];

               5.1.1.2 upon Buyer achieving [**                              ]
in cumulative Gross Sales of the Licensed Product, a payment in the amount of
[**                                                  ];

               5.1.1.3 upon Buyer achieving [**
             ] in cumulative Gross Sales of the Licensed Product, a payment in
the amount of [**                                                        ];

               5.1.1.4 upon Buyer achieving [**
              ] in cumulative Gross Sales of the Licensed Product, a payment in
the amount of [**                                                        ];

               5.1.1.5 upon Buyer achieving [**
              ] in cumulative Gross Sales of the Licensed Product, a payment in
the amount of [**                             ];

               5.1.1.6 upon Buyer achieving [**
              ] in cumulative Gross Sales of the Licensed Product, a payment in
the amount of [**                             ];

               5.1.1.7 upon Buyer achieving [**
             ] in cumulative Gross Sales of the Licensed Product, a payment in
the amount of [**                              ]; and

               5.1.1.8 upon Buyer achieving [**                               ]
in cumulative Gross Sales of the Licensed Product, a payment in the amount of
[**                                  ].

     5.2 Royalty Payments. On a quarterly basis, Buyer shall make payments (the
         ----------------
"Royalty Payments") to ATS in amounts according to the following schedule:

         Percentage of Gross Sales        Amount of Annual Gross Sales for each
         -------------------------        -------------------------------------
                                          12-month period beginning on January 1
                                          --------------------------------------

                   [**]                   up to and including $[          ]

                   [**]                   greater than $[**        ] and up to
                                          and including $[**        ]

                   [**]                   greater than $[**        ] and up to
                                          and including $[**         ]

                   [**]                   greater than $[**         ]

Once the aggregate total of the cumulative Gross Sales of Buyer Product(s) (as calculated from the Effective Date) is [**
                              ], Buyer shall make Royalty Payments to ATS
according to the following schedule:

                                          Amount of Annual Gross Sales for each
                                          -------------------------------------
         Percentage of Gross Sales        12-month period beginning on January 1
         -------------------------        --------------------------------------

                   [**]                   up to and including $[**         ]

                   [**]                   greater than $[**         ]

Buyer shall make Royalty Payments within thirty (30) days following the end of the applicable calendar quarter.

For purposes of clarity, the parties acknowledge the following example of the calculation of a Royalty Payment. For the calendar quarter ending March 31, 2003, if the Gross Sales of all Licensed Product for such calendar quarter is
[**       ] and the Annual Gross Sales for the 12-month period beginning January
1, 2002 is [**       ] and the aggregate total of the [**       ] Gross Sales is
[**         ] as of March 31, 2003, then the Royalty Payment for such quarter is
equal to [**                             ].

     5.3 Minimum Royalty Thresholds. Beginning with the Royalty Payment to be
         --------------------------
made by Buyer to ATS for the calendar quarter ending March 31, 2002, in the event any Royalty Payment is (i) not equal to or greater than the Exclusivity Threshold (as defined below), then the license granted to Buyer in Section 2 of this Agreement shall convert from exclusive to nonexclusive, or (ii) not equal to or greater than the License Threshold (as defined below), then ATS may, effective immediately upon notice, terminate this Agreement. The payments made under this section shall be cumulative so that Buyer shall receive a credit in the following period in the event the actual royalties paid in any period exceed the minimum payments hereunder.

         5.3.1 The "Exclusivity Threshold" shall be determined according to the following schedule:

     Contract     Annual Minimum     Quarterly Minimum        [**        ]
       Year       Royalty Payment     Royalty Payment           [**     ]
     --------     ---------------    -----------------     --------------------
        1         [**        ]        [**          ]        [**            ]
        2         [**        ]        [**          ]        [**            ]
        3         [**        ]        [**          ]        [**            ]
        4         [**        ]        [**          ]        [**            ]
        5         [**        ]        [**          ]        [**            ]
        6-10      [**        ]        [**          ]        [**            ]

     The payments made under this section shall be cumulative so that Buyer shall receive a credit in the following period in the event the actual royalties paid in any period exceed the minimum payments hereunder. A "Contract Year" is the twelve month period commencing on April 1st. The First Contract Year is the period from April 1, 2001, until March 31, 2002.

         5.3.2 The "License Threshold" shall be equal to [**               ] of
the applicable Exclusivity Threshold.

         5.3.3 Notwithstanding the foregoing, actual payment of any unmet quarterly balance of the Exclusivity Threshold or License Threshold for the 2001 and 2002 calendar years may be deferred at the option of Buyer until April 30 following the end of the respective Contract Year. Beginning with the Royalty Payment to be made by Buyer to ATS for the calendar quarter ending March 31, 2003, the Exclusivity Threshold and License Threshold must be paid thirty (30) days following the end of the applicable calendar quarter

     5.4 Supply Price. The Milestone Payments and the Royalty Payments made by
         ------------
Buyer under this Section 5 are in addition to the payments made by Buyer pursuant to Section 3.3.

     5.5 Method of Payment; Taxes. All payments due under this Agreement to ATS
         ------------------------
shall be paid to ATS in United States dollars. If Buyer is required by the United States government or other authorities to withhold any tax on the amounts payable by Buyer to ATS under this Agreement, Buyer shall be allowed to do so, and shall in such case remit payments to the ATS net of such withheld amount, provided that Buyer furnishes ATS with reasonable evidence of such withholding payment in electronic or written form as soon as practicable after such withholding in order that ATS may use the withholding tax paid as a tax credit.

6.   INFORMATION AND REPORTS
     -----------------------

     6.1 Sales Reports. Concurrently with the delivery of each Royalty Payment,
         -------------
Buyer will provide a report to ATS covering the calendar quarter for which the Royalty Payment is made and will show (a) unit sales of Licensed Products during the most recently completed calendar quarter, (b) cumulative Gross Sales for the 12-month period beginning April 1 and (c) total cumulative Gross Sales.

     6.2 Records. Buyer shall keep books and records accurately showing unit
         -------
sales and Gross Sales under the terms of this Agreement for a period of two (2) years following the year in which the sale was made. Upon written request and after reasonable notice, Buyer shall permit an independent, nationally recognized certified public accountant selected by ATS and reasonably acceptable to Buyer ("Accountant") to inspect such books and records after notice at reasonable times for the purpose of verifying the accuracy of the quarterly reports, the Royalty Payments due and the Milestone Payments due; provided, however, there shall not be more than one
                            --------  -------
(1) such inspection per calendar year. Upon the expiration of two (2) years following the end of any calendar year, the calculation of amounts payable with respect to such fiscal year shall be binding and conclusive upon ATS, and Buyer, and its sublicensees and marketing partners, if any, shall be released from any liability or accountability with respect to payments for such year. The fees and expenses of the Accountant performing such an examination shall be borne by ATS; provided, however, that if errors of two percent (2%) or more in ATS's favor are
--------  -------
discovered as a result of such examination, Buyer shall reimburse ATS for the fees and expenses of such examination and pay the deficiency (with interest) immediately. As a condition to such examination, the Accountant shall execute a written agreement, reasonably satisfactory in form and substance to Buyer, to maintain in confidence all information obtained during the course of any such examination except for disclosure to ATS as necessary for the above purpose. The opinion of the Accountant shall be binding on the parties hereto.

     6.3 Other Information. Buyer agrees to provide to ATS, copies of all press
         -----------------
releases by Buyer as well as copies of all securities filings by Buyer during the term of this Agreement prior to or coincident with such press releases or filings. Buyer agrees to provide ATS a copy of any and all marketing plans prepared by Buyer related to the Licensed Product. In the event Buyer is required to file this Agreement with any governmental or regulatory agency, Buyer agrees to use its best efforts to protect provisions of this Agreement that are confidential and proprietary to ATS including, but not limited to, the royalty rates and milestone payments.

7.   TERMINATION, RIGHTS AND OBLIGATIONS UPON TERMINATION
     ----------------------------------------------------

     7.1 Term. Unless terminated by ATS pursuant to Section 5.3 of this
         ----
Agreement, or either party pursuant to this Section 7, this Agreement shall continue in effect until March 31, 2011. (the "Initial Term"). At the expiration of the Initial Term, the parties shall negotiate in good faith toward the extension of the Agreement. Upon mutual written agreement between the parties, this Agreement may renew for subsequent two (2) year terms following the Initial Term if Buyer has made all payments required under this Agreement.

     7.2 Termination for Default. If either party materially defaults in the
         -----------------------
performance of any material agreement, condition or covenant of this Agreement, and such default or noncompliance shall not have been remedied, or steps initiated to remedy the same to the other party's reasonable satisfaction, within ninety (90) days (or ten (10) days in the case of non-payment) after receipt by the defaulting party of a notice thereof from the other party, the party not in default may terminate this Agreement. For purposes of this Agreement, failure by ATS to timely deliver at least sixty-five percent (65%) of the amount of the ATS Nutrient Solution ordered by Buyer as required hereunder for any reason, including, without limitation, force majeure, as measured over any period of forty-five (45) or more consecutive days, shall be deemed to be a material default in the performance of a material agreement. Properly rejected ATS Nutrient Solution shall not be considered delivered.

     7.3 Failure to Meet Minimum Thresholds. Buyer's failure to meet the
         ----------------------------------
Exclusivity Threshold set forth in Section 5.3.1 of this Agreement shall not permit ATS to terminate this Agreement. Buyer's failure to meet the License Threshold set forth in Section 5.3.2 of this Agreement shall permit ATS to terminate this Agreement as set forth therein.

     7.4 ATS Nutrient Solution Patent. In the event that ATS is ultimately
         ----------------------------
unable to successfully obtain any patent protection for the ATS Nutrient Solution, then the parties agree to enter into good faith negotiations regarding
the [**             ] to be made by Buyer hereunder, and if the parties are
unable to successfully re-negotiate such [**             ] within ninety (90)
days following commencement of such negotiations, then [** ] may terminate this Agreement upon thirty (30) days prior written notice.

     7.5 Rights and Obligations on Expiration or Termination. Except to the
         ---------------------------------------------------
extent expressly provided to the contrary, the following provisions shall survive the termination of this Agreement: Sections 3.6.3-3.6.6, Section 3.9,
Section 5, Section 6, Section 7.7, Section 8, Sections 9.3-9.8 and Section 10. Any rights of ATS to payments accrued through termination as well as obligations of the parties under firm purchase orders for purchase and delivery of ATS Nutrient Solution at the time of such termination shall remain in effect, except that in the case of termination under Section 7.5, the terminating party may elect whether obligations under firm purchase orders will remain in effect. ATS shall have the option, in its sole discretion, to repurchase from Buyer all or any portion of Buyer's remaining inventory of ATS Nutrient Solution at the Purchase Price paid by Buyer (the "Repurchase Right"). If ATS does not exercise its Repurchase Right or does not repurchase all of Buyer's inventory of ATS Nutrient Solution within thirty (30) days of termination of this Agreement, then Buyer shall have the option to sell its remaining inventory of ATS Nutrient
Solution to any third party at a price [**                             ] of the
average price of the Licensed Product for the [**                    ]
immediately preceding termination of this Agreement.

     7.6 Termination by ATS. Notwithstanding anything to the contrary, ATS shall
         ------------------
have the right to terminate this Agreement immediately upon written notice to Buyer in the event Buyer fails to comply with any of the following:

         7.6.1 Buyer must have filed a securities filing with the SEC simultaneous with the execution of this Agreement setting forth detailed information relative to the changes in the management structure of Buyer contemplated by the parties and provide ATS with an executed copy of the management agreement relating to such structure;

         7.6.2 Buyer must close and demonstrate to ATS's satisfaction, financing with net proceeds received by Buyer at a level of [**
                            ], within [**           ] days of execution of this
Agreement;

         7.6.3 Buyer must make the first commercial sale of a Licensed Product
no later than [**           ];

         7.6.4 Notwithstanding anything in Section 5.3.1 to the contrary, Buyer must meet the Exclusivity Thresholds in Section 5.3.1 during the First Contract Year or ATS may, at its election, terminate the Agreement [**


                                                                            ].
However, in the event Buyer fails to meet the License Threshold in Section 5.3.2 during the First Contract Year, the agreement may be terminated by ATS at its election as provided in Section 5;

         7.6.5 Buyer must deliver to ATS executed copies of the Warrant and Investor Rights Agreement within 5 days of the date of this Agreement.

         7.6.6 Buyer must contract with a cosmetics formulator reasonably acceptable to ATS within thirty (30) days from execution of the Agreement.

     7.7 Loss of Key Management. ATS shall have the right to terminate this
         ----------------------
Agreement upon [**             ] written notice in the event Buyer loses the
services of [**                                               ] and Buyer cannot
secure the services of another executive reasonably equivalent in skill and experience of these executives to the satisfaction of ATS.

8.   CONFIDENTIALITY; OWNERSHIP
     --------------------------

     8.1 Confidentiality.
         ---------------

         8.1.1 Nondisclosure and Nonuse Obligations. Except as otherwise
               ------------------------------------
provided in this Section 8, each party shall maintain in confidence, and use only for purposes of this Agreement, all Confidential Information of the other party. "Confidential Information" of Buyer shall mean all cell lines, biological materials, chemical formulas, names and expertise of employees and consultants, know-how, formulas, processes, ideas, inventions, schematics, and other business, financial, customer and product development plans, forecasts, strategies and information and data, whether disclosed prior to or after the date of this Agreement and whether disclosed in written, electronic or oral form, by Buyer to ATS under this Agreement and marked "Confidential." "Confidential Information" of ATS shall mean all cell lines, biological materials, chemical formulas, names and expertise of employees and consultants, know-how, formulas, processes, ideas, inventions, schematics, and other business, financial, customer and product development plans, forecasts, strategies and information and data, whether disclosed prior to or after the date of this Agreement and whether disclosed in written, electronic or oral form, (a) that constitutes, embodies or relates to any portion of the ATS Nutrient Solution, or (b) all cell lines, biological materials, chemical formulas, names and expertise of employees and consultants, know-how, formulas, processes, ideas, inventions, schematics, and other business, financial, customer and product development plans, forecasts, strategies and information and data not described in clause (a) above but supplied by ATS to Buyer under this Agreement and marked "Confidential."

         8.1.2 Permitted Disclosures. To the extent it is reasonably necessary
               ---------------------
or appropriate to fulfill its obligations or exercise its rights under this Agreement, (i) a party may disclose Confidential Information it is otherwise obligated under this Section 8.1 not to disclose to its Affiliates, sublicensees, consultants, outside contractors and clinical investigators, on a need-to-know basis, provided that such persons have entered into a written agreement obligating them to keep the Confidential Information confidential and not use the Confidential Information for the same time periods and to the same extent as such party is required under this Agreement; and (ii) a party may disclose such Confidential Information to government or other regulatory authorities to the extent that such disclosure is required by applicable law, regulation or court order, or is reasonably necessary to obtain Patents or authorizations to conduct clinical trials with, and to commercially market the Licensed Product, provided that the disclosing party shall provide written notice to the other party and sufficient opportunity to object to such disclosure or to request confidential treatment thereof.

         8.1.3 Information that is Not Confidential. The obligation not to
               ------------------------------------
disclose or use Confidential Information shall not apply to any part of such Confidential Information that (i) is or becomes patented, published or otherwise part of the public domain other than by acts of the party obligated not to disclose such Confidential Information or its Affiliates, sublicensees, consultants, outside contractors or clinical investigators in contravention of this Agreement; (ii) is disclosed to the receiving party or its Affiliates, sublicensees, consultants, outside contractors or clinical investigators by a third party, provided such Confidential Information was not obtained by such third party directly or indirectly from the other party under this Agreement on a confidential basis; or (iii) prior to disclosure under this

Agreement, was already in the possession of the receiving party or its Affiliates, sublicensees, consultants, outside contractors or clinical investigators, provided such Confidential Information was not obtained directly or indirectly from the other party under this Agreement. Notwithstanding the foregoing, all Confidential Information designated as owned by or assigned to a party in connection with this Agreement shall be deemed Confidential Information of such party disclosed by such party to the other and exception (iii) above will not be applicable thereto.

         8.1.4 Injunctive Relief. Each party acknowledges and agrees that due to
               -----------------
the unique nature of the other's Confidential Information, there can be no adequate remedy at law for any breach of its obligations under this Section 8.1 and, therefore, that upon any such breach or threat thereof, the other party shall be entitled, notwithstanding anything to the contrary in this Agreement, to injunctive relief and other appropriate equitable relief in addition to whatever remedies it may have at law from any court of competent jurisdiction in any jurisdiction authorized to grant the relief necessary to prohibit the breach or threatened breach.

         8.1.5 Terms of this Agreement. Buyer shall not disclose any terms or
               -----------------------
conditions of this Agreement to any third party without the prior consent of ATS, except as required by applicable law, regulation or court order, provided that Buyer shall provide written notice to ATS and sufficient opportunity to object to such disclosure or to request confidential treatment thereof.

         8.1.6 Disclosure. Should either party be required by law to make a
               ----------
public disclosure about this Agreement, then the party required to disclose may do so; provided, however, it gives at least two (2) business days prior written notice to the other party and, during such two (2) day period, allow such other party to comment on the proposed disclosure and incorporate such other party's reasonable comments in such disclosure. Otherwise, Buyer shall not make any press release or other public disclosure of the terms or conditions of this Agreement without the prior written consent of ATS.

     8.2 Ownership. As between the parties, ATS exclusively shall have all
         ---------
right, title and interest (including all Intellectual Property Rights throughout the world) in any Inventions, the ATS Nutrient Solution (either alone or as incorporated into another product, including the Licensed Product), works-of-authorship, know-how, ideas or information, made or conceived or reduced to practice by ATS, Buyer or the parties jointly in the course of development under this Agreement. Buyer will have no right or license in the foregoing, except as expressly provided in this Agreement.

     8.3 Assignment. Buyer hereby makes any assignments necessary to accomplish
         ----------
the ownership provision of Section 8.2. In interpreting such ownership provision anything made or conceived or reduced to practice by an employee or contractor of Buyer in the course of performance under this Agreement will be deemed so made or conceived or reduced to practice by Buyer. Buyer has and will have appropriate agreements with all such employees and contractors necessary to fully effect the provisions of this Section. ATS will have the exclusive right to, and, at ATS's expense, Buyer agrees to assist ATS in every proper way (including, without limitation, becoming a nominal party) to, evidence, record and perfect the assignment and to apply for and obtain recordation of and from time to time enforce, maintain and defend such proprietary right. In the event that ATS is unable for any reason whatsoever to secure Buyer's signature to any document it is entitled to under this Section, Buyer hereby irrevocably designates and appoints ATS and its duly authorized officers and agents, as its agents and attorneys-in-fact to act for and in its behalf and instead of Buyer, to execute and file any such document and to do all other lawfully permitted acts to further the purposes of the foregoing with the same legal force and effect as if executed by Buyer.

     8.4 Enforcement of Patent Rights. ATS in the case of all ATS Patent Rights,
         ----------------------------
shall have the right, at its expense, to determine the appropriate course of action to enforce such rights or otherwise abate the infringement thereof, to take (or refrain from taking) appropriate action to enforce such rights, to control any litigation or other enforcement action and to enter into, or permit, the settlement of any such litigation or other enforcement action with respect to such rights. Buyer shall fully cooperate with ATS in any action to enforce any such rights.

9.   REPRESENTATIONS, WARRANTIES AND COVENANTS; INDEMNIFICATION
     ----------------------------------------------------------

     9.1 Representations, Warranties and Covenants of ATS. ATS represents,
         ------------------------------------------------
warrants and covenants to Buyer as follows:

         9.1.1 Organization of ATS. ATS is a corporation duly organized, validly
               -------------------
existing and in good standing under the laws of Delaware with full corporate power and authority adequate for executing and delivering and performing its obligations under this Agreement;

         9.1.2 Authorization. The execution, delivery and performance of this
               -------------
Agreement have been duly authorized by all necessary corporate action on the part of ATS and this Agreement, when executed and delivered, shall constitute a legal, valid and binding obligation of ATS, enforceable against ATS in accordance with its terms, subject to laws of general application relating to bankruptcy, insolvency and the relief of debtors;

         9.1.3 Compliance With Other Instruments. The execution, delivery and
               ---------------------------------
performance of this Agreement do not and will not conflict with or contravene any provision of the charter documents or by-laws of ATS or any material agreement, document, instrument, indenture or other obligation of ATS;

         9.1.4 Other Agreements. ATS shall not enter into any agreement, make
               ----------------
any commitment, take any action or fail to take any action that would contravene any material provision of this Agreement;

         9.1.5 Intellectual Property Rights. To the best of ATS's knowledge, ATS
               ----------------------------
has sufficient legal and/or beneficial title and ownership to grant the license and other Intellectual Property Rights provided in Section 2 of this Agreement; and

         9.1.6 Grant of Rights. ATS has not, and shall not during the term of
               ---------------
this Agreement, grant any right to any third party which would violate the terms of or conflict with the rights granted to Buyer hereunder.

     9.2 Representations, Warranties and Covenants of Buyer. Buyer represents,
         --------------------------------------------------
warrants and covenants to ATS as follows:

         9.2.1 Organization. Buyer is a corporation duly organized, validly
               ------------
existing and in good standing under the laws of the State of Texas with full corporate power and authority adequate for executing and delivering and performing its obligations under this Agreement;

         9.2.2 Authorization. The execution, delivery and performance of this
               -------------
Agreement have been duly authorized by all necessary corporate action on the part of Buyer, and this Agreement, when executed and delivered, shall constitute a legal, valid and binding obligation of Buyer, enforceable against Buyer in accordance with its terms, subject to laws of general application relating to bankruptcy, insolvency and the relief of debtors;

         9.2.3 Compliance with Other Instruments. The execution, delivery and
               ---------------------------------
performance of this Agreement do not and will not conflict with or contravene any provision of the charter documents or by-laws of Buyer or any material agreement, document, instrument, indenture or other obligation of Buyer; and

         9.2.4 Other Agreements. Buyer shall not enter into any agreement, make
               ----------------
any commitment, take any action or fail to take any action that would contravene any material provisions of this Agreement.

     9.3 Limitation on Remedies. ATS AND BUYER ACKNOWLEDGE THAT THE ATS NUTRIENT
         ----------------------
SOLUTION IS LICENSED AND SOLD TO BUYER "AS IS" AND ATS AND BUYER EXPRESSLY DISCLAIM AND HEREBY WAIVE, RELEASE AND RENOUNCE ANY WARRANTY, EXPRESS OR IMPLIED, WITH RESPECT TO THE ATS NUTRIENT SOLUTION, INCLUDING, WITHOUT LIMITATION ANY WARRANTY OF MERCHANTABILITY, OR FITNESS FOR A PARTICULAR PURPOSE OR NON-INFRINGEMENT. EXCEPT AS EXPRESSLY SET FORTH IN THIS AGREEMENT, ATS AND BUYER DISCLAIM ALL WARRANTIES OF ANY NATURE, EXPRESS OR IMPLIED.

     9.4 ATS Indemnification. ATS shall indemnify Buyer against any and all
         -------------------
liability, damages, cost and expenses, including reasonable attorneys' fees made against or sustained by Buyer arising from the death of, or bodily injury to, any person on account of the use of any ATS Nutrient Solution (within the Licensed Product), and any reasonable ATS-approved out-of-pocket costs to Buyer of the recall of any Licensed Product (solely because it contains ATS Nutrient Solution) (collectively "Buyer Losses") to the extent such Buyer Losses are finally determined by a court of competent jurisdiction or by specific reference in a settlement of litigation consented to by ATS pursuant to Section 9.7 to have been caused by ATS's gross negligence or willful misconduct.

     9.5 Buyer Indemnification. Buyer shall indemnify ATS against any and all
         ---------------------
liability, damages, cost and expenses, including reasonable attorneys' fees made against or sustained by ATS arising from the death of, or bodily injury to, any person on account of the use of any Licensed Product (collectively "ATS Losses") to the extent such ATS Losses are finally determined by a court of competent jurisdiction or by specific reference in a settlement of litigation consented to by Buyer pursuant to Section 9.7 to have been caused by (a) Buyer's gross negligence or willful misconduct or (b) Buyer's (or its direct or indirect distributors') failure to properly disclaim to their customers all warranties and liabilities on behalf of ATS to the same extent as disclaimed herein.

     9.6 Limitations to Indemnity. The indemnities of Sections 9.4 and 9.5 shall
         ------------------------
not apply (i) if the indemnified party fails to give the indemnifying party prompt notice of any claim it receives and such failure materially prejudices the indemnifying party, or (ii) unless the indemnifying party is given the opportunity to approve any settlement, which approval shall not be unreasonably withheld. Furthermore, the indemnifying party shall not be liable for attorneys' fees or expenses of litigation of the indemnified party unless the indemnified party gives the indemnifying party the opportunity to assume control of the defense or settlement. In addition, if the indemnifying party assumes such control, it shall only be responsible for the legal fees and litigation expenses of the attorneys it designates to assume control of the litigation. In no event shall the indemnifying party assume control of the defense of the indemnified party without the consent of the indemnified party (which consent shall be given or not at its sole discretion).

     9.7 Settlement. In no event shall the indemnified party be entitled to
         ----------
settle any of the above-mentioned claims without the consent of the indemnifying party, which consent shall not be unreasonably withheld.

     9.8 Insurance. Each party hereto agrees to use its best efforts to procure,
         ---------
and at all times during the term of this Agreement and for a period of [**    ]
years after the termination hereof, to maintain in full force and effect
liability insurance coverage of at least [**                             ] per
occurrence. Such insurance shall be designed to cover any and all of the other party's losses (Buyer Losses or ATS Losses, as applicable) for which indemnification is provided by Sections 9.4 and 9.5 above. Each party, upon the request of the other, will provide appropriate certificates of insurance evidencing the insurance required under this Section 9.8.

10.  MISCELLANEOUS
     -------------

     10.1 Entire Agreement. This Agreement contains the entire agreement of the
          ----------------
parties regarding the subject matter hereof and supersedes all prior agreements, understandings and negotiations regarding the same. This Agreement may not be changed, modified, amended or supplemented except by a written instrument signed by both parties. Furthermore, it is the intention of the parties that this Agreement be controlling over additional or different terms of any order, confirmation, invoice or similar document, even if accepted in writing by both parties, and that waivers and amendments shall be effective only if made by non-pre-printed agreements clearly understood by both parties to be an amendment or waiver.

     10.2 Assignability. This Agreement may not be assigned by either party
          -------------
without the prior consent of the other party (and any attempt to do so will be void); provided, however, either party may assign this Agreement to any entity
       --------  -------
which acquires substantially all of its stock or its assets or business to which this Agreement relates.

     10.3 Severability. If any provision of this Agreement shall be held illegal
          ------------
or unenforceable, that provision shall be limited or eliminated to the minimum extent necessary so that this Agreement shall otherwise remain in full force and effect and enforceable.

     10.4 Further Assurances. Each party hereto agrees to execute, acknowledge
          ------------------
and deliver such further instruments, and to do all such other acts, as may be necessary or appropriate in order to carry out the purposes and intent of this Agreement.

     10.5 Use of Party's Name. No right, express or implied, is granted by this
          -------------------
Agreement to either party to use in any manner the name of the other or any other trade name or trademark of the other in connection with the performance of this Agreement.

     10.6 Notice and Reports. All notices, consents or approvals required by
          ------------------
this Agreement shall be in writing sent by internationally recognized overnight carrier or by facsimile to the parties at the following addresses or such other addresses as may be designated in writing by the respective parties:

     To ATS:            ADVANCED TISSUE SCIENCES, INC.
                        10933 North Torrey Pines Road
                        La Jolla, CA 92037
                        Attn:  [**      ]
                        Facsimile:  [**           ]

     With a copy to:    Brobeck, Phleger & Harrison LLP
                        12390 El Camino Real
                        San Diego, CA 92130
                        Attn:  [**                  ].
                        Facsimile:  [**          ]

     To Buyer:         BIOZHEM COSMECEUTICALS INC.
                       32238 Paseo Adelanto, Suite A
                       San Juan Capistrano, CA  92675
                       Attn:  [**         ]
                       Facsimile:  [**           ]

     With a copy to:   [**           ]
                       820 Gessner
                       Suite 1360
                       Houston, Texas 77024
                       Facsimile: [**           ]

Notices shall be deemed effective one day following delivery to such overnight courier or by facsimile.

     10.7 Relationships of the Parties. Both parties are independent contractors
          ----------------------------
under this Agreement. Nothing contained in this Agreement is intended nor is to be construed so as to constitute ATS and Buyer as partners, agents or joint venturers with respect to this Agreement. Neither party hereto shall have any express or implied right or authority to assume or create any obligations on behalf of or in the name of the other party or to bind the other party to any contract, agreement or undertaking with any third party.

     10.8 Waiver. The waiver by either party of a breach of any provisions
          ------
contained herein shall be in writing and shall in no way be construed as a waiver of any succeeding breach of such provision or the waiver of the provision itself.

     10.9 Applicable Law. This Agreement shall be governed by and construed in
          --------------
accordance with the laws of the state of California without regard to the conflicts of laws provisions thereof. The exclusive jurisdiction and venue of any action with respect to this Agreement shall be the state or federal courts located within the state of California and each of the parties hereto submits itself to the exclusive jurisdiction and venue of such courts for the purpose of any such action. Service of process in any such action may be effected in the manner provided in Section 10.6 for delivery of notices. The prevailing party in any legal action to enforce or interpret this Agreement shall be entitled to reasonable costs and attorney's fees.

     10.10 Captions. Paragraph captions are inserted for convenience only and in
           --------
no way are to construed to define, limit or affect the construction or interpretation hereof.

     10.11 Force Majeure. A party shall not be liable for nonperformance or
           -------------
delay in performance (other than of obligations regarding confidentiality) caused by any event reasonably beyond the control of such party including, without limitation, wars, hostilities, revolutions, riots, civil commotion, national emergency, strikes, lockouts, unavailability of supplies, epidemics, fire, flood, earthquake, force of nature, explosion, embargo, or any other Act of God, or any law, proclamation, regulation, ordinance, or other act or order of any court, government or governmental agency.

     10.12 Export Control. Buyer agrees to comply with all applicable export
           --------------
laws, restrictions and regulations of the U.S. Department of Commerce, the U.S. Department of Treasury and any other United States or foreign agency or authority. Buyer will not export or re-export, or allow the export or reexport of any ATS Nutrient Solution and/or Licensed Product (or technical data or information related thereto) or any direct product thereof in violation of any such restrictions, laws or regulations, or, without all necessary licenses and approvals, to any country to which such export or reexport is prohibited, including, without limitation, export or re-export to or any country subject to U.S. trade embargoes, or to any party on the U.S. Export Administration Table of Denial Orders or the U.S. Department of Treasury List of Specialty Designated Nationals, or to any prohibited destination in any of the Country Groups specified in the then current Supplement No. 1 to Port 740 or the Commerce Control List specified in the then current Supplement No. 1 to part 738 of the U.S. Export Administration Regulations (or any successor supplement or regulations). Buyer shall obtain and bear all expenses relating to any necessary licenses and/or exemptions with respect to the export from the U.S. of the ATS Nutrient Solution and/or Licensed Product to any location in compliance with all applicable laws and regulations.

     10.13 Basis of Bargain. EACH PARTY RECOGNIZES AND AGREES THAT THE WARRANTY
           ----------------
DISCLAIMERS AND LIABILITY AND REMEDY LIMITATIONS IN THIS AGREEMENT ARE MATERIAL BARGAINED FOR BASES OF THIS AGREEMENT AND THAT THEY HAVE BEEN TAKEN INTO ACCOUNT AND REFLECTED IN DETERMINING THE CONSIDERATION TO BE GIVEN BY EACH PARTY UNDER THIS AGREEMENT AND IN THE DECISION BY EACH PARTY TO ENTER INTO THIS AGREEMENT.

11.  ARBITRATION
     -----------

     11.1 Any dispute arising out of or relating to this Agreement, including any alleged breach or fraud in the inducement hereof, shall be settled in accordance with the commercial rules of the American Arbitration Association. The results of such arbitration proceedings shall be binding upon the parties hereto, and judgment may entered upon the arbitration award in any court having jurisdiction thereof. Notwithstanding the foregoing, either party may seek interim injunctive relief from any court of competent jurisdiction.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement to be effective as of the date first written above.

                                        ADVANCED TISSUE SCIENCES, INC.

                                        By: /s/ Gail K. Naughton
                                           ------------------------------------

                                        Title:  President
                                              ---------------------------------

                                        Print Name: Gail K. Naughton, Ph.D.
                                                   ----------------------------



                                         BIOZHEM COSMECEUTICALS INC.

                                         By: /s/ John C. Riemann
                                            -----------------------------------

                                         Title:  Chairman
                                               --------------------------------

                                         Print Name: John C. Riemann
                                                    ---------------------------

                                    EXHIBIT A

                              ATS NUTRIENT SOLUTION
                              ---------------------

[**
































                                                                 ]

                                    EXHIBIT B

                                     PRICES
                                     ------

[**














                                                                ]

                                    EXHIBIT C

                                 FORM OF WARRANT
                                 ---------------



          THIS WARRANT HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 AND MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE AVAILABILITY OF AN EXEMPTION FROM REGISTRATION UNDER
          SUCH ACT.

                        WARRANT TO PURCHASE COMMON STOCK

                                       OF

                           BIOZHEM COSMECEUTICALS INC.

                          VOID AFTER SEPTEMBER 25, 2005

     This Warrant is issued to Advanced Tissue Sciences, Inc., or its registered assigns ("Holder"), by BIOZHEM COSMECEUTICALS, INC., a Texas corporation, (the "Company"), on September 25, 2000 (the "Warrant Issue Date"). This Warrant is issued in consideration of Holder's entering into the License and Supply Agreement with the Company of even date herewith (the "License and Supply Agreement").

     1. Purchase Shares. Subject to the terms and conditions hereinafter set
        ---------------
forth, the Holder is entitled, upon surrender of this Warrant at the principal office of the Company (or at such other place as the Company shall notify the Holder hereof in writing), to purchase from the Company up to [**
                                                  ] fully paid and nonassessable
shares of Common Stock of the Company, $0.001 par value per share (the "Common Stock"). The number of shares of Common Stock issuable pursuant to this Section 1 (the "Shares") shall be subject to adjustment pursuant to Section 8 hereof.

     2. Exercise Price. The per share purchase price for the Shares shall be
        --------------
[**                      ] per share, as adjusted from time to time pursuant to
Section 8 hereof (the "Exercise Price"). It is acknowledged that the Exercise Price is based on negotiated terms and is not intended to reflect the current fair market value of the Common Stock.

     3. Exercise Period. This Warrant shall be exercisable, in whole or in part,
        ---------------
during the term commencing on the Warrant Issue Date and ending at 5:00 p.m. California time on September 25, 2005.

     4. Method of Exercise. While this Warrant remains outstanding and
        ------------------
exercisable in accordance with Section 3 above, the Holder
may exercise, in whole or in part, the purchase rights evidenced hereby. Such exercise shall be effected by:

          (a) the surrender of the Warrant, together with a duly executed copy of the form of Notice of Exercise attached hereto, to the Secretary of the Company at its principal offices; and

          (b) the payment to the Company of cash equal to the aggregate Exercise Price for the number of Shares being purchased.

     5. Net Exercise. In lieu of exercising this Warrant pursuant to Section 4,
        ------------
the Holder may elect to receive, without the payment by the Holder of any additional consideration, shares of Common Stock equal to the value of the "spread" on the Shares (or the portion thereof being canceled) by surrender of this Warrant at the principal office of the Company together with the Notice of Exercise, in which event the Company shall issue to the holder hereof a number of shares of Common Stock computed using the following formula:

                                    Y (A - B)
                                    ---------
                              X =       A

     Where:     X =   The number of shares of Common Stock to be issued to the
                      Holder pursuant to this net exercise;

                Y = The number of Shares in respect of which the net issue election is made;

                A = The fair market value of one share of the Common Stock at the time the net issue election is made;

                B = The Exercise Price (as adjusted to the date of the net issuance).

For purposes of this Section 5, the fair market value of one share of Common Stock as of a particular date shall be determined as follows: (i) if traded on a securities exchange or through The Nasdaq National Market, the value shall be deemed to be the average of the closing prices of the securities on such exchange over the five (5) day period ending one (1) day prior to the net exercise election; (ii) if traded over-the-counter but not on the Nasdaq National Market, the value shall be deemed to be the average of the closing bid or sale prices (whichever is applicable) over the five (5) day period ending one
(1) day prior to the net exercise; and (iii) if there is no active public market, the value shall be the fair market value thereof, as determined in good faith by the Board of Directors of the Company.

     6. Certificates for Shares. Upon the exercise of the purchase rights
        -----------------------
evidenced by this Warrant, one or more certificates for the number of Shares so purchased shall be issued as soon as practicable thereafter (with appropriate restrictive legends, if applicable), and in any event within ten (10) days of the delivery of the Notice of Exercise.

     7. Issuance of Shares. The Company covenants that the Shares, when issued
        ------------------
pursuant to the exercise of this Warrant, will be duly and validly issued, fully paid and nonassessable and free from all taxes, liens, and charges with respect to the issuance thereof.

     8. Adjustment of Exercise Price and Number of Shares. The number of and
        -------------------------------------------------
kind of securities purchasable upon exercise of this Warrant and the Exercise Price shall be subject to adjustment from time to time as follows:

          (a) Special Definitions. For purposes of this Section 8, the following
              -------------------
definitions apply:

              (i) "Options" shall mean rights, options, or warrants to subscribe for, purchase or otherwise acquire either Common Stock or Convertible Securities (defined below);

              (ii) "Change in Control Transaction" shall mean a consolidation of the Company with, or merger of the Company into, another corporation or business organization (other than a consolidation or merger in which the Company is the continuing corporation), or any sale or conveyance to another corporation or other business organization of all of the Company's stock or all or substantially all of the assets of the Company.

              (iii) "Convertible Securities" shall mean any evidences of indebtedness, shares (other than Common Stock) or other securities convertible into or exchangeable for Common Stock;

              (iv) "Additional Shares of Common Stock" shall mean all shares of Common Stock issued (or, pursuant to Section 8(c) deemed to be issued) by the Company after the Warrant Issue Date (i) to any celebrity endorser of the Licensed Product (as defined in the License and Supply Agreement), (ii) in a Change of Control or other Transaction with Beauty Technology Institute ("BTI"), whether issued to BTI or to the employees and/or shareholders of BTI, or (ii) to Sierra Silicon, Jim Chapin or Steve Ricketts.

          (b) No Adjustment of Exercise Price. Any provision herein to the
              -------------------------------
contrary notwithstanding, no adjustment in the Exercise Price shall be made in respect of the issuance of Additional Shares of Common Stock unless the consideration per share (determined pursuant to Section 8(d) hereof) for an Additional Share of Common Stock issued or deemed to be issued by the Company is less than the Exercise Price in effect on the date of, and immediately prior to such issue.

          (c) Deemed Issue of Additional Shares of Common Stock. In the event
              -------------------------------------------------
the Company at any time or from time to time after the Warrant Issue Date shall issue any Options or Convertible Securities, then the maximum number of shares (as set forth in the instrument relating thereto without regard to any provisions contained therein designed to protect against dilution) of Common Stock issuable upon the exercise of such Options or, in the case of Convertible Securities and Options therefor, the conversion or exchange of such Convertible Securities, shall be deemed to be Additional Shares of Common Stock issued as of the time of such issue or grant or, in case such a record date shall have been fixed, as of the close of business on such record date, provided further that in any such case in which Additional Shares of Common Stock are deemed to be issued:

              (i) no further adjustments in the Exercise Price shall be made upon the subsequent issue of Convertible Securities or shares of Common Stock upon the exercise of such Options or conversion or exchange of such Convertible Securities;

              (ii) if such Options or Convertible Securities by their terms provide, with the passage of time or otherwise, for any increase in the consideration payable to the Company, or decrease in the number of shares of Common Stock issuable, upon the exercise, conversion or exchange thereof, the Exercise Price computed upon the original issue thereof (or upon the occurrence of a record date with respect thereto), and any subsequent adjustments based thereon, shall, upon any such increase or decrease becoming effective, be recomputed to reflect such increase or decrease insofar as it affects such Options or the rights of conversion or exchange under such Convertible Securities (provided, however, that no such adjustment of the Exercise Price shall affect Common Stock previously issued upon exercise of this Warrant).

          (d) Determination of Consideration. For purposes of this Section 8,
              ------------------------------
the consideration received by the Company for the issue of any Additional Shares of Common Stock shall be computed as follows:

              (i) Cash and Property. Such consideration shall:
                  -----------------

                  (a) insofar as it consists of cash, be computed at the aggregate amount of cash received or to be received by the Company excluding amounts paid or payable for accrued interest or accrued dividends;

                  (b) insofar as it consists of property other than cash, be computed at the fair value thereof at the time of such issue, as determined in good faith by the Board of Directors of the Company; and

                  (c) in the event Additional Shares of Common Stock are issued together with other shares or securities or other assets of the Company for consideration which covers both, be the proportion of such consideration so received, computed as provided in clauses (a) and (b) above, as determined in good faith by the Board of Directors of the Company.

              (ii) Options and Convertible Securities. The consideration per
                   ----------------------------------
share received by the Company for Additional Shares of Common Stock deemed to have been issued pursuant to Section 8(c), relating to Options and Convertible Securities shall be determined by dividing

                  (a) the total amount, if any, received or receivable by the Company as consideration for the issue of such Options or Convertible Securities, plus the minimum aggregate amount of additional consideration (as set forth in the instruments relating thereto, without regard to any provision contained therein designed to protect against dilution) payable to the Company upon the exercise of such Options or the conversion or exchange of such Convertible Securities, or in the case of Options for Convertible Securities, the exercise of such Options for Convertible Securities and the conversion or exchange of such Convertible Securities by

                  (b) the maximum number of shares of Common Stock (as set forth in the instruments relating thereto, without regard to any provision contained therein designed to protect against the dilution) issuable upon the exercise of such Options or conversion or exchange of such Convertible Securities.

          (e) Adjustment of Exercise Price Upon Issuance of Additional Shares of
              ------------------------------------------------------------------
Common Stock. In the event the Company, at any time after the Warrant Issue Date
------------
shall issue Additional Shares of Common Stock (including Additional Shares of Common Stock deemed to be issued pursuant to Section 8(c)) without consideration or for a consideration per share less than the Exercise Price in effect on the date of and immediately prior to such issue, then and in such event, the Exercise Price shall be reduced, concurrently with such issue, to a price (calculated to the nearest cent) determined by multiplying such Exercise Price by a fraction, the numerator of which shall be the number of shares of Common Stock outstanding immediately prior to such issue plus the number of shares of Common Stock which the aggregate consideration received by the Company for the total number of Additional Shares of Common Stock so issued would purchase at such Exercise Price in effect immediately prior to such issuance, and the denominator of which shall be the number of shares of Common Stock outstanding immediately prior to such issue plus the number of such Additional Shares of Common Stock so issued. For the purpose of the above calculation, the number of shares of Common Stock outstanding immediately prior to such issue shall be calculated on a fully diluted basis, as if all Convertible Securities had been fully converted into shares of Common Stock and any outstanding warrants, options or other rights for the purchase of shares of stock or convertible securities had been fully exercised (and the resulting securities fully converted into shares of Common Stock, if so convertible) as of such date.

          (f) Adjustments to Exercise Price for Stock Dividends and for
              ---------------------------------------------------------
Combinations or Subdivisions of Common Stock. In the event that the Company at
--------------------------------------------
any time of from time to time after the Warrant Issue Date shall declare or pay, without consideration, any dividend on the Common Stock payable in Common Stock or in any right to acquire Common Stock for no consideration, or shall effect a subdivision of the outstanding shares of Common Stock into a greater number of shares of Common Stock (by stock split, reclassification or otherwise than by payment of a dividend in Common Stock or in any right to acquire Common Stock), or in the event the outstanding shares of Common Stock shall be combined or consolidated, by reclassification or otherwise, into a lesser number of shares of Common Stock, then the Exercise Price (and the number of shares covered by the warrant) in effect immediately prior to such event shall, concurrently with the effectiveness of such event, be proportionately decreased or increased, as appropriate. In the event that this Company shall declare or pay, without consideration, any dividend on the Common Stock payable in any right to acquire Common Stock for no consideration then the Company shall be deemed to have made a dividend payable in Common Stock in an amount of shares equal to the maximum number of shares issuable upon exercise of such rights to acquire Common Stock.

          (g) Change of Control Transaction, Reclassification and
              ---------------------------------------------------
Reorganization. If any Change of Control Transaction, or any capital
--------------
reorganization or reclassification of the capital stock of the Company shall be effected in such a way that holders of Common Stock shall be entitled to receive stock, securities or assets with respect to or in exchange for Common Stock, then, as a condition of such Change of Control Transaction, reorganization or reclassification, lawful and adequate provisions shall be made whereby the Holder shall thereupon have the right to receive, upon the basis and upon the terms and conditions specified herein and in lieu of the shares of Common Stock immediately theretofore receivable upon the exercise of the Warrant, such shares of stock, securities or assets as may be issued or payable with respect to or in exchange for a number of outstanding shares of such Common Stock equal to the number of shares of such Common Stock immediately theretofore receivable upon such exercise had such Change of Control Transaction, reorganization or reclassification not taken place, and in any such case appropriate provisions shall be made with respect to the rights and interests of the Holder to the end that the provisions hereof (including, without limitation, provisions for adjustments of the Exercise Price) shall thereafter be applicable, as nearly as may be, in relation to any shares of stock, securities or assets thereafter deliverable upon the exercise of such conversion rights. Notwithstanding anything to the contrary contained herein, the Holder shall have the right to exercise the Warrant instead of giving effect to the provisions contained in this Section.

          (h) Notice of Adjustment. When any adjustment is required to be made
              --------------------
in the number or kind of shares purchasable upon exercise of the Warrant, or in the Warrant Price, the Company shall promptly notify the holder of such event and of the number of shares of Common Stock or other securities or property thereafter purchasable upon exercise of this Warrant.

     9. No Fractional Shares or Scrip. No fractional shares or scrip
        -----------------------------
representing fractional shares shall be issued upon the exercise of this Warrant, but in lieu of such fractional shares the Company shall make a cash payment therefor on the basis of the Exercise Price then in effect.

     10. No Shareholder Rights. Prior to exercise of this Warrant, the Holder
         ---------------------
shall not be entitled to any rights of a shareholder with respect to the Shares, including (without limitation) the right to vote such Shares, receive dividends or other distributions thereon, exercise preemptive rights or be notified of shareholder meetings, and such holder shall not be entitled to any notice or other communication concerning the business or affairs of the Company. However, nothing in this Section 10 shall limit the right of the Holder to be provided the Notices required under this Warrant.

     11. Transfers of Warrant. Subject to compliance with applicable federal and
         --------------------
state securities laws, this Warrant and all rights hereunder are transferable in whole or in part by the Holder to any person or entity upon written notice to the Company. The transfer shall be recorded on the books of the Company upon the surrender of this Warrant, properly endorsed, to the Company at its principal offices, and the payment to the Company of all transfer taxes and other governmental charges imposed on such transfer. In the event of a partial transfer, the Company shall issue to the holders one or more appropriate new warrants.

     12. Successors and Assigns. The terms and provisions of this Warrant and
         ----------------------
the Purchase Agreement shall inure to the benefit of, and be binding upon, the Company and the Holder and their respective successors and assigns.

     13. Amendments and Waivers. Any term of this Warrant may be amended and the
         ----------------------
observance of any term of this Warrant may be waived (either generally or in a particular instance and either retroactively or prospectively), with the written consent of the Company and the Holder.

     14. Notices. All notices required under this Warrant and shall be deemed to
         -------
have been given or made for all purposes (i) upon personal delivery, (ii) upon confirmation receipt that the communication was successfully sent to the applicable number if sent by facsimile; or (iii) one day after being sent, when sent by professional overnight courier service. Notices to the Company shall be sent to the principal office of the Company (or at such other place as the Company shall notify the Holder hereof in writing). Notices to the Holder shall be sent to the address of the Holder on the books of the Company (or at such other place as the Holder shall notify the Company hereof in writing).

     15. Investor Rights Agreement. The Holder and the Company are entering into
         -------------------------
the Investor Rights Agreement of even date herewith, which provides for, among other things, Holder's right to require registration of the Shares issuable hereunder.

     16. Captions. The section and subsection headings of this Warrant are
         --------
inserted for convenience only and shall not constitute a part of this Warrant in construing or interpreting any provision hereof.

     17. Governing Law. This Warrant shall be governed by the laws of the State
         -------------
of California as applied to agreements among California residents made and to be performed entirely within the State of California.

     18. Investment Intent. By acceptance of this Warrant, the Holder represents
         -----------------
that it is acquiring this Warrant, and would acquire the underlying Shares, for its own account for investment purposes only, and not for resale or with a view to distribution of such shares or any part thereof.

     IN WITNESS WHEREOF, the Company has caused this Warrant to be executed by an officer thereunto duly authorized.

                                         BIOZHEM COSMECEUTICALS INC.


                                         By:
                                            ----------------------------------
                                         Name:
                                              --------------------------------
                                         Title:
                                               -------------------------------

                               NOTICE OF EXERCISE
                               ------------------

To:  BIOZHEM COSMECEUTICALS INC.


              The undersigned hereby elects to [check applicable subsection]:

________      (a)  Purchase _________________ shares of Common Stock of BIOZHEM
                   COSMECEUTICALS INC., pursuant to the terms of the attached
                   Warrant and payment of the Exercise Price per share required under such Warrant accompanies this notice;

              OR

________      (b)  Exercise the attached Warrant for [all of the shares]
                   [________ of the shares] [cross out inapplicable phrase] purchasable under the Warrant pursuant to the net exercise provisions of Section 5 of such Warrant.

              The undersigned hereby represents and warrants that the

undersigned is acquiring such shares for his own account for investment purposes only, and not for resale or with a view to distribution of such shares or any part thereof.


                                           WARRANTHOLDER:

                                           ------------------------------------

                                           By:    _____________________________
                                           Its:   _____________________________
                                           Name:  _____________________________


                                  Address: ____________________________________
                                           ____________________________________


Date:_____________________________


Name in which the shares should be registered:

______________________________________________

                                    EXHIBIT D



                            INVESTOR RIGHTS AGREEMENT

                                ----------------


                               September 25, 2000

                                       by

                           BIOZHEM COSMECEUTICALS INC.


                                       and

                         ADVANCED TISSUE SCIENCES, INC.

                                TABLE OF CONTENTS
                                -----------------

                                                                          Page
                                                                          ----

1.  Registration Rights.....................................................1
    1.1.  Definitions.......................................................1
    1.2.  Request for Registration..........................................2
    1.3.  Company Registration..............................................3
    1.4.  Obligations of the Company........................................4
    1.5.  Furnish Information...............................................5
    1.6.  Expenses of this Section 1 Registration...........................5
    1.7.  Underwriting Requirements.........................................6
    1.8.  Delay of Registration.............................................6
    1.9.  Indemnification...................................................6
    1.10. Reports Under Securities Exchange Act of 1934.....................8
    1.11. Form S-3 Registration.............................................9
    1.12. Assignment of Registration Rights.................................9
    1.13. Limitations on Subsequent Registration Rights....................10
    1.14. Termination of Registration Rights...............................10

2.  Covenants of the Company...............................................10

3.  Miscellaneous..........................................................10
    3.1.  Successors and Assigns...........................................10
    3.2.  Governing Law....................................................11
    3.3.  Counterparts.....................................................11
    3.4.  Titles and Subtitles.............................................11
    3.5.  Notices..........................................................11
    3.6.  Expenses.........................................................11
    3.7.  Amendments and Waivers...........................................11
    3.8.  Severability.....................................................11
    3.9.  Aggregation of Stock.............................................11
    3.10. Entire Agreement; Amendment; Waiver..............................11


                                       i.

                           INVESTORS' RIGHTS AGREEMENT
                           ---------------------------

     THIS INVESTORS' RIGHTS AGREEMENT is made as of the 25th day of September, 2000, by and between BIOZHEM COSMECEUTICALS INC., a Texas corporation (the "Company"), and ADVANCED TISSUE SCIENCES, INC., a Delaware corporation (the "Investor").

                                    RECITALS
                                    --------

     WHEREAS, the Company and the Investor are parties to the License and Supply Agreement of even date herewith (the "License and Supply Agreement");

     WHEREAS, the Company and the Investor are parties to the Warrant to Purchase Common Stock of even date herewith (the "Warrant");

     WHEREAS, in order to induce the Investor to enter into the License and Supply Agreement, the Investor and the Company hereby agree that this Agreement shall govern the rights of the Investor to cause the Company to register shares of Common Stock issuable to the Investor and certain other matters as set forth herein and provide that these rights are most favorable rights offered to any other holders of the Company's securities.

     NOW, THEREFORE, THE PARTIES HEREBY AGREE AS FOLLOWS:

     1.   Registration Rights. The Company covenants and agrees as follows:
          -------------------

          1.1.   Definitions. For purposes of this Section 1:
                 -----------

                 (a) The term "Act" means the Securities Act of 1933, as amended.

                 (b) The term "Form S-3" means such form under the Act as in effect on the date hereof or any registration form under the Act subsequently adopted by the SEC which permits inclusion or incorporation of substantial information by reference to other documents filed by the Company with the SEC.

                 (c) The term "Holder" means any person owning or having the right to acquire Registrable Securities or any assignee thereof in accordance with Section 1.12 hereof.

                 (d) The term "1934 Act" shall mean the Securities Exchange Act of 1934, as amended.

                 (e) The term "register", "registered," and "registration" refer to a registration effected by preparing and filing a registration statement or similar document in compliance with the Act, and the declaration or ordering of effectiveness of such registration statement or document.

                 (f) The term "Registrable Securities" means the Common Stock issuable or issued upon exercise of the Warrant.

                 (g) The number of shares of "Registrable Securities then outstanding" shall be determined by the number of shares of Common Stock outstanding which are, and the number of shares of Common Stock issuable pursuant to then exercisable or convertible securities which are, Registrable Securities.

                 (h) The term "SEC" shall mean the Securities and Exchange Commission.

          1.2. Request for Registration.
               ------------------------

                 (a) If the Company shall receive at any time after September 1,
2002 a written request from the Holders of a majority of the Registrable Securities then outstanding that the Company file a registration statement under
the Act covering the registration of [**                             ] the
Registrable Securities then outstanding (or a lesser percent if the anticipated aggregate offering price, net of underwriting discounts and commissions, would
exceed [**       ]), then the Company shall:

                     (i) within ten (10) days of the receipt thereof, give written notice of such request to all Holders; and

                     (ii) effect as soon as practicable, and in any event within 60 days of the receipt of such request, the registration under the Act of all Registrable Securities which the Holders request to be registered, subject to the limitations of subsection 1.2(b), within twenty (20) days of the mailing of such notice by the Company in accordance with Section 3.5.

                 (b) If the Holders initiating the registration request hereunder ("Initiating Holders") intend to distribute the Registrable Securities covered by their request by means of an underwriting, they shall so advise the Company as a part of their request made pursuant to subsection 1.2(a) and the Company shall include such information in the written notice referred to in subsection 1.2(a). The underwriter will be selected by the Initiating Holders and shall be reasonably acceptable to the Company. In such event, the right of any Holder to include his Registrable Securities in such registration shall be conditioned upon such Holder's participation in such underwriting and the inclusion of such Holder's Registrable Securities in the underwriting (unless otherwise mutually agreed by a majority in interest of the Initiating Holders and such Holder) to the extent provided herein. All Holders proposing to distribute their securities through such underwriting shall (together with the Company as provided in subsection 1.4(e)) enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting. Notwithstanding any other provision of this Section 1.2, if the underwriter advises the Initiating Holders in writing that marketing factors require a limitation of the number of shares to be underwritten, then the Initiating Holders shall so advise all Holders of Registrable Securities which would otherwise be underwritten pursuant hereto, and the number of shares of Registrable Securities that may be included in the underwriting shall be allocated among all Holders thereof, including the Initiating Holders, in proportion (as nearly as practicable) to the amount of Registrable Securities of the Company owned


                                       2.

by each Holder; provided, however, that the number of shares of Registrable Securities to be included in such underwriting shall not be reduced unless all other securities are first entirely excluded from the underwriting.

                 (c) Notwithstanding the foregoing, if the Company shall furnish to Holders requesting a registration statement pursuant to this Section 1.2, a certificate signed by the Chief Executive Officer of the Company stating that in the good faith judgment of the Board of Directors of the Company, it would be seriously detrimental to the Company and its shareholders for such registration statement to be filed and it is therefore essential to defer the filing of such registration statement, the Company shall have the right to defer taking action with respect to such filing for a period of not more than 60 days after receipt of the request of the Initiating Holders; provided, however, that the Company may not utilize this right more than once in any twelve-month period.

                 (d) In addition, the Company shall not be obligated to effect, or to take any action to effect, any registration pursuant to this Section 1.2:

                     (i) After the Company has effected one (1) registration pursuant to this Section 1.2 and such registration has been declared or ordered effective;

                     (ii) During the period starting with the date thirty (30) days prior to the Company's good faith estimate of the date of filing of, and ending on a date one hundred eighty (180) days after the effective date of, a registration subject to Section 1.3 hereof; provided that the Company is actively employing in good faith all reasonable efforts to cause such registration statement to become effective; or

                     (iii) If the Initiating Holders propose to dispose of shares of Registrable Securities that may be immediately registered on Form S-3 pursuant to a request made pursuant to Section 1.11 below.

          1.3.   Company Registration. If (but without any obligation to do so)
                 --------------------
the Company proposes to register (including for this purpose a registration effected by the Company for shareholders other than the Holders) any of its stock or other securities under the Act in connection with the public offering of such securities solely for cash (other than a registration relating solely to the sale of securities to participants in a Company stock plan, a registration on any form which does not include substantially the same information as would be required to be included in a registration statement covering the sale of the Registrable Securities or a registration in which the only Common Stock being registered is Common Stock issuable upon conversion of debt securities which are also being registered), the Company shall, at such time, promptly give each Holder written notice of such registration. Upon the written request of each Holder given within twenty (20) days after mailing of such notice by the Company in accordance with Section 3.5, the Company shall, subject to the provisions of
Section 1.7, cause to be registered under the Act all of the Registrable Securities that each such Holder has requested to be registered.


                                       3.

          1.4.   Obligations of the Company. Whenever required under this
                 --------------------------
Section 1 to effect the registration of any Registrable Securities, the Company shall, as expeditiously as reasonably possible:

                 (a) Prepare and file with the SEC a registration statement with respect to such Registrable Securities and use its best efforts to cause such registration statement to become effective, and, upon the request of the Holders of a majority of the Registrable Securities registered thereunder, keep such registration statement effective for a period of up to one hundred twenty (120) days or until the distribution contemplated in the Registration Statement has been completed; provided, however, that (i) such 120-day period shall be extended for a period of time equal to the period the Holder refrains from selling any securities included in such registration at the request of an underwriter of Common Stock (or other securities) of the Company; and (ii) in the case of any registration of Registrable Securities on Form S-3 which are intended to be offered on a continuous or delayed basis, such 120-day period shall be extended, if necessary, to keep the registration statement effective until all such Registrable Securities are sold, provided that Rule 415, or any successor rule under the Act, permits an offering on a continuous or delayed basis, and provided further that applicable rules under the Act governing the obligation to file a post-effective amendment permit, in lieu of filing a post-effective amendment which (I) includes any prospectus required by Section 10(a)(3) of the Act or (II) reflects facts or events representing a material or fundamental change in the information set forth in the registration statement, the incorporation by reference of information required to be included in (I) and
(II) above to be contained in periodic reports filed pursuant to Section 13 or 15(d) of the 1934 Act in the registration statement.

                 (b) Prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Act with respect to the disposition of all securities covered by such registration statement.

                 (c) Furnish to the Holders such numbers of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Act, and such other documents as they may reasonably request in order to facilitate the disposition of Registrable Securities owned by them.

                 (d) Use its best efforts to register and qualify the securities covered by such registration statement under such other securities or Blue Sky laws of such jurisdictions as shall be reasonably requested by the Holders; provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions, unless the Company is already subject to service in such jurisdiction and except as may be required by the Act.

                 (e) In the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter of such offering. Each Holder participating in such underwriting shall also enter into and perform its obligations under such an agreement.


                                       4.

                 (f) Notify each Holder of Registrable Securities covered by such registration statement at any time when a prospectus relating thereto is required to be delivered under the Act of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing.

                 (g) Cause all such Registrable Securities registered pursuant hereunder to be listed on each securities exchange on which similar securities issued by the Company are then listed.

                 (h) Provide a transfer agent and registrar for all Registrable Securities registered pursuant hereunder and a CUSIP number for all such Registrable Securities, in each case not later than the effective date of such registration.

                 (i) Furnish, at the request of any Holder requesting registration of Registrable Securities pursuant to this Section 1, on the date that such Registrable Securities are delivered to the underwriters for sale in connection with a registration pursuant to this Section 1, if such securities are being sold through underwriters, or, if such securities are not being sold through underwriters, on the date that the registration statement with respect to such securities becomes effective, (i) an opinion, dated such date, of the counsel representing the Company for the purposes of such registration, in form and substance as is customarily given to underwriters in an underwritten public offering, addressed to the underwriters, if any, and to the Holders requesting registration of Registrable Securities and (ii) a letter dated such date, from the independent certified public accountants of the Company, in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering, addressed to the underwriters, if any, and to the Holders requesting registration of Registrable Securities.

          1.5.   Furnish Information. It shall be a condition precedent to the
                 -------------------
obligations of the Company to take any action pursuant to this Section 1 with respect to the Registrable Securities of any selling Holder that such Holder shall furnish to the Company such information regarding itself, the Registrable Securities held by it, and the intended method of disposition of such securities as shall be required to effect the registration of such Holder's Registrable Securities.

          1.6.   Expenses of this Section 1 Registration. All expenses other
                 ---------------------------------------
than underwriting discounts and commissions incurred in connection with registrations, filings or qualifications pursuant to this Section 1, including (without limitation) all registration, filing and qualification fees, printers' and accounting fees, fees and disbursements of counsel for the Company (including fees and disbursements of counsel for the Company in its capacity as counsel to the selling Holders hereunder; if Company counsel does not make itself available for this purpose, the Company will pay the reasonable fees and disbursements of one counsel for the selling Holders) and the reasonable fees and disbursements of one counsel for the selling Holders shall be borne by the Company; provided, however, that the Company shall not be required to pay for any expenses of any registration proceeding begun pursuant to Section 1.2 if the registration request is subsequently withdrawn at the request of the Holders of a majority of the


                                       5.

Registrable Securities to be registered (in which case all participating holders shall bear such expenses), unless the Holders of a majority of the Registrable Securities agree to forfeit their right to one demand registration pursuant to
Section 1.2; provided further, however, that if at the time of such withdrawal, the Holders have learned of a material adverse change in the condition, business, or prospects of the Company from that known to the Holders at the time of their request and have withdrawn the request with reasonable promptness following disclosure by the Company of such material adverse change, then the Holders shall not be required to pay any of such expenses and shall retain their rights pursuant to Section 1.2.

          1.7.   Underwriting Requirements. In connection with any offering
                 -------------------------
involving an underwriting of shares of the Company's capital stock, the Company shall not be required under Section 1.3 to include any of the Holders' securities in such underwriting unless they accept the terms of the underwriting as agreed upon between the Company and the underwriters selected by those persons entitled to select the underwriters, and then only in such quantity as the underwriters determine in their sole discretion will not jeopardize the success of the offering by the Company. If the total amount of securities, including Registrable Securities, requested by shareholders to be included in such offering exceeds the amount of securities sold other than by the Company that the underwriters determine in their sole discretion is compatible with the success of the offering, then the Company shall be required to include in the offering only that number of such securities, including Registrable Securities, which the underwriters determine in their sole discretion will not jeopardize the success of the offering (the securities so included to be apportioned pro rata, according to the total amount of securities entitled to be included, among the Holders' Registrable Securities first, and then, to the extent that the number of the Holders' Registrable Securities to be included in such offering is less that the total amount of securities entitled to be included therein, apportioned pro rata, according to the total amount of securities entitled to be included therein, among the other selling shareholders) but in no event shall the amount of Registrable Securities of the selling Holders included in the offering be reduced if the number of the Holders' Registrable Securities to be included in such offering is less that the total amount of securities entitled to be included therein.

          1.8.   Delay of Registration. No Holder shall have any right to obtain
                 ---------------------
or seek an injunction restraining or otherwise delaying any such registration as the result of any controversy that might arise with respect to the interpretation or implementation of this Section 1.

          1.9.   Indemnification. In the event any Registrable Securities are
                 ---------------
included in a registration statement under this Section 1:

                 (a) To the extent permitted by law, the Company will indemnify and hold harmless each Holder, any underwriter (as defined in the Act) for such Holder and each person, if any, who controls such Holder or underwriter within the meaning of the Act or the 1934 Act, against any losses, claims, damages, or liabilities (joint or several) to which they may become subject under the Act, or the 1934 Act or other federal or state law, insofar as such losses, claims, damages, or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (collectively a "Violation"): (i) any untrue statement or alleged untrue statement of a material fact contained in such registration statement, including any preliminary prospectus or final prospectus contained


                                       6.

therein or any amendments or supplements thereto, (ii) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading, or (iii) any violation or alleged violation by the Company of the Act, the 1934 Act, any state securities law or any rule or regulation promulgated under the Act, or the 1934 Act or any state securities law; and the Company will pay to each such Holder, underwriter or controlling person, any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability, or action; provided, however, that the indemnity agreement contained in this subsection 1.9(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability, or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld), nor shall the Company be liable in any such case for any such loss, claim, damage, liability, or action to the extent that it arises out of or is based upon a Violation which occurs in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by any such Holder, underwriter or controlling person.

                 (b) To the extent permitted by law, each selling Holder will indemnify and hold harmless the Company, each of its directors, each of its officers who has signed the registration statement, each person, if any, who controls the Company within the meaning of the Act, any underwriter, any other Holder selling securities in such registration statement and any controlling person of any such underwriter or other Holder, against any losses, claims, damages, or liabilities (joint or several) to which any of the foregoing persons may become subject, under the Act, or the 1934 Act or other federal or state law, insofar as such losses, claims, damages, or liabilities (or actions in respect thereto) arise out of or are based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished by such Holder expressly for use in connection with such registration; and each such Holder will pay, any legal or other expenses reasonably incurred by any person intended to be indemnified pursuant to this subsection 1.9(b), in connection with investigating or defending any such loss, claim, damage, liability, or action; provided, however, that the indemnity agreement contained in this subsection 1.9(b) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Holder, which consent shall not be unreasonably withheld; provided, that, in no event shall any indemnity under this subsection 1.9(b) exceed the gross proceeds from the offering received by such Holder.

                 (c) Promptly after receipt by an indemnified party under this
Section 1.9 of notice of the commencement of any action (including any governmental action), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 1.9, deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an indemnified party (together with all other indemnified parties which may be represented without conflict by one counsel) shall have the right to retain one separate counsel, with the fees and expenses to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such proceeding. The failure to deliver written notice to the


                                       7.

indemnifying party within a reasonable time of the commencement of any such action, if prejudicial to its ability to defend such action, shall relieve such indemnifying party of any liability to the indemnified party under this Section 1.9, but the omission so to deliver written notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this Section 1.9.

                 (d) If the indemnification provided for in this Section 1.9 is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any loss, liability, claim, damage, or expense referred to therein, then the indemnifying party, in lieu of indemnifying such indemnified party hereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such loss, liability, claim, damage, or expense in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other in connection with the statements or omissions that resulted in such loss, liability, claim, damage, or expense as well as any other relevant equitable considerations. The relative fault of the indemnifying party and of the indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties' relative intent, knowledge, access to information, and opportunity to correct or prevent such statement or omission.

                 (e) Notwithstanding the foregoing, to the extent that the provisions on indemnification and contribution contained in the underwriting agreement entered into in connection with the underwritten public offering are in conflict with the foregoing provisions, the provisions in the underwriting agreement shall control.

                 (f) The obligations of the Company and Holders under this
Section 1.9 shall survive the completion of any offering of Registrable Securities in a registration statement under this Section 1, and otherwise.

          1.10.  Reports Under Securities Exchange Act of 1934. With a view to
                 ---------------------------------------------
making available to the Holders the benefits of Rule 144 promulgated under the Act and any other rule or regulation of the SEC that may at any time permit a Holder to sell securities of the Company to the public without registration or pursuant to a registration on Form S-3, the Company agrees to:

                 (a) make and keep public information available, as those terms are understood and defined in SEC Rule 144, at all times during the term of this Agreement;

                 (b) take such action, including the voluntary registration of its Common Stock under Section 12 of the 1934 Act, as is necessary to enable the Holders to utilize Form S-3 for the sale of their Registrable Securities;

                 (c) file with the SEC in a timely manner all reports and other documents required of the Company under the Act and the 1934 Act; and

                 (d) furnish to any Holder, so long as the Holder owns any Registrable Securities, forthwith upon request (i) a written statement by the Company that it has


                                       8.

complied with the reporting requirements of SEC Rule 144, the Act and the 1934 Act or that it qualifies as a registrant whose securities may be resold pursuant to Form S-3, (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company, and (iii) such other information as may be reasonably requested in availing any Holder of any rule or regulation of the SEC which permits the selling of any such securities without registration or pursuant to such form.

          1.11.  Form S-3 Registration. In case the Company shall receive from
                 ---------------------
any Holder or Holders a written request or requests that the Company effect a registration on Form S-3 and any related qualification or compliance with respect to all or a part of the Registrable Securities owned by such Holder or Holders, the Company will:

                 (a) promptly give written notice of the proposed registration, and any related qualification or compliance, to all other Holders; and

                 (b) as soon as practicable, effect such registration and all such qualifications and compliances as may be so requested and as would permit or facilitate the sale and distribution of all or such portion of such Holder's or Holders' Registrable Securities as are specified in such request, together with all or such portion of the Registrable Securities of any other Holder or Holders joining in such request as are specified in a written request given within 15 days after receipt of such written notice from the Company; provided, however, that the Company shall not be obligated to effect any such registration, qualification or compliance, pursuant to this Section 1.11: (1) if Form S-3 is not available for such offering by the Holders; (2) if the Holders, together with the holders of any other securities of the Company entitled to inclusion in such registration, propose to sell Registrable Securities and such other securities (if any) at an aggregate price to the public (net of any
underwriters' discounts or commissions) of less than [**     ]; (3) if the
Company shall furnish to the Holders a certificate signed by the President of the Company stating that in the good faith judgment of the Board of Directors of the Company, it would be seriously detrimental to the Company and its shareholders for such Form S-3 Registration to be effected at such time, in which event the Company shall have the right to defer the filing of the Form S-3 registration statement for a period of not more than 60 days after receipt of the request of the Holder or Holders under this Section 1.11; provided, however, that the Company shall not utilize this right more than once in any twelve month period; (4) if the Company has, within the twelve (12) month period preceding the date of such request, already effected two registrations on Form S-3 for the Holders pursuant to this Section 1.11; or (5) in any particular jurisdiction in which the Company would be required to qualify to do business or to execute a general consent to service of process in effecting such registration, qualification or compliance.

                 (c) Subject to the foregoing, the Company shall file a registration statement covering the Registrable Securities and other securities so requested to be registered as soon as practicable after receipt of the request or requests of the Holders. Registrations effected pursuant to this
Section 1.11 shall not be counted as demands for registration or registrations effected pursuant to Sections 1.2 or 1.3, respectively.

          1.12.  Assignment of Registration Rights. The rights to cause the
                 ---------------------------------
Company to register Registrable Securities pursuant to this Section 1 may be assigned (but only


                                       9.

with all related obligations) by a Holder to a transferee or assignee of such securities, provided: (a) the Company is, within a reasonable time after such transfer, furnished with written notice of the name and address of such transferee or assignee and the securities with respect to which such registration rights are being assigned; (b) such transferee or assignee agrees in writing to be bound by and subject to the terms and conditions of this Agreement, including without limitation the provisions of Section 1.13 below; and (c) such assignment shall be effective only if immediately following such transfer the further disposition of such securities by the transferee or assignee is restricted under the Act.

          1.13.  Limitations on Subsequent Registration Rights. From and after
                 ---------------------------------------------
the date of this Agreement, the Company shall not, without the prior written consent of the Holders of a majority of the outstanding Registrable Securities, enter into any agreement with any holder or prospective holder of any securities of the Company which would allow such holder or prospective holder (a) to include such securities in any registration filed under Section 1.2 hereof, unless under the terms of such agreement, such holder or prospective holder may include such securities in any such registration only to the extent that the inclusion of his securities will not reduce the amount of the Registrable Securities of the Holders which is included or (b) to make a demand registration which could result in such registration statement being declared effective prior to the earlier of either of the dates set forth in subsection 1.2(a) or within one hundred twenty (120) days of the effective date of any registration effected pursuant to Section 1.2.

          1.14.  Termination of Registration Rights.
                 ----------------------------------

                 (a) The right of any Holder to request registration or inclusion in any registration pursuant to Section 1.3 shall terminate if all shares of Registrable Securities held or entitled to be held upon conversion by such Holder may immediately be sold under Rule 144 during any 90-day period, provided, however, that the provisions of this Section 1.14(b) shall not apply to any Holder who owns more than two percent (2%) of the Company's outstanding stock until such time as such Holder owns less than two percent (2%) of the outstanding stock of the Company.

     2.   Covenants of the Company.  The Company agrees that in the event the
          ------------------------
Company offers registration and any similar rights provided hereunder to any third party holder of the Company's securities which are superior or more favorable than the rights granted to Investor hereunder, then the Company shall promptly and at its sole expense take all necessary actions to amend or modify this Agreement in order to provide Investor with such superior or more favorable rights.

     3.   Miscellaneous.
          -------------

          3.1.   Successors and Assigns.  Except as otherwise provided herein,
                 ----------------------
the terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties (including transferees of any shares of Registrable Securities). Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights,


                                      10.

remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

          3.2.   Governing Law. This Agreement shall be governed by and
                 -------------
construed under the laws of the State of California as applied to agreements among California residents entered into and to be performed entirely within California.

          3.3.   Counterparts. This Agreement may be executed in two or more
                 ------------
counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

          3.4.   Titles and Subtitles. The titles and subtitles used in this
                 --------------------
Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

          3.5.   Notices. Unless otherwise provided, any notice required or
                 -------
permitted under this Agreement shall be given in writing and shall be deemed effectively given upon personal delivery to the party to be notified or upon deposit with the United States Post Office, by registered or certified mail, postage prepaid and addressed to the party to be notified at the address indicated for such party on the signature page hereof, or at such other address as such party may designate by ten (10) days' advance written notice to the other parties.

          3.6.   Expenses. If any action at law or in equity is necessary to
                 --------
enforce or interpret the terms of this Agreement, the prevailing party shall be entitled to reasonable attorneys' fees, costs and necessary disbursements in addition to any other relief to which such party may be entitled.

          3.7.   Amendments and Waivers. Any term of this Agreement may be
                 ----------------------
amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the holders of a majority of the Registrable Securities then outstanding. Any amendment or waiver effected in accordance with this paragraph shall be binding upon each holder of any Registrable Securities then outstanding, each future holder of all such Registrable Securities, and the Company.

          3.8.   Severability. If one or more provisions of this Agreement are
                 ------------
held to be unenforceable under applicable law, such provision shall be excluded from this Agreement and the balance of the Agreement shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.

          3.9.   Aggregation of Stock. All shares of Registrable Securities held
                 --------------------
or acquired by affiliated entities or persons shall be aggregated together for the purpose of determining the availability of any rights under this Agreement.

          3.10.  Entire Agreement; Amendment; Waiver. This Agreement (including
                 -----------------------------------
the Exhibits hereto, if any) constitutes the full and entire understanding and agreement between the parties with regard to the subjects hereof and thereof.


                                      11.

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.


                                           BIOZHEM COSMECEUTICALS INC.

                                           By:
                                              --------------------------

                                           Its:
                                               -------------------------

                                           Name:
                                                ------------------------

                                 Address:
                                           -----------------------------

                                           -----------------------------



                                           INVESTOR:


                                           ADVANCED TISSUE SCIENCES, INC.


                                           By:
                                              ---------------------------

                                           Its:
                                               --------------------------

                                           Name:
                                                -------------------------

                                 Address:
                                           ------------------------------

                                           ------------------------------



                                      12.

                                   EXHIBIT 1.2

                                ATS PATENT RIGHTS

[**
                                                                          ]

[**

                             ]